UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )


FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:

[ ] Preliminary Proxy Statement



[ ] Definitive Proxy Statement

[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                             LIBERTY ALL-STAR EQUITY FUND

                           LIBERTY ALL-STAR GROWTH FUND, INC.

                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:


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Hello, my name is _____. May I please speak with _______? I'm calling on behalf of your current investment in the ________Fund.
Briefly, I wanted to be sure you received a proxy card for the Special Meeting of Shareholders to be held on September 26, 2001.
Has that arrived?

            YES                                                                        NO
             |                                                                         |
             |                                                                         |
Have you had a chance to return your proxy card?                                The Proxy Materials were mailed out around
            YES                                      NO                         August 6, 2001. When you do receive them Mr./Ms.
             |                                        |                          _____ if you could return them it would be greatly
             |                                        |                           appreciated.
             |                                        |
             |                                        |                         If you have any questions, please feel free to call
             |                                        |                         us at 1-888-832-5694. Our hours of operation are
             |                                        |                         9:00am to 11:00pm Eastern Time. Thank you for your
             |                                        |                         time! Have a nice day/evening!
             |                                        |
"Thank You very much for your prompt response.    Are you interested in voting over the phone today?
 Have a nice ______."
                                                         YES                           NO
                                                         |                             |
                                                         |                             |
                                                         Would you like to             |
                                                         register your vote            |
                                                         along with the                |
                                                         recomendations of             |
                                                         your Board of                 |
                                                         Trustees?                     |

                                                         YES                           NO
                                                         |                             Well thank you for your time.
                                                         |                             If you could take a minute to
                                                         |                             vote your proxy soon, it
                                                         |                             will be much appreciated.
                                                         |


                                     Would you like me to review the proposals?
                                             YES                       NO
                                             |                         |
                                             |                         |
                                           (read Briefly and           |
                                           ask for registration        |
                                           of vote verbatim)           |
                                             |                         |
I am recording your ______ vote and will ----|                         |
send you a printed confirmation to_____.                               |
For confirmation purposes may I have the                               |
city, state and zip that we'll                                         |
be mailing your confirmation to?                                       |
        |
        |                                                             "Thank You very much for
        |                                                              participating. Have a
        |                                                              nice day/evening."
        |
"Thank You very much for
participating. Have a
nice day/evening."

Machine: This message is to remind you that a Special meeting of the _______ Fund is scheduled for September 26, 2001. To quickly vote your shares over the telephone, simply call 1-888-832-5694. When calling please refer to record # ___.
Representatives are available until 11:00 p.m. eastern time and will be happy to assist.
Your vote is important! Thank you.

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